                                                                    Exhibit 99.9


DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED         CASE NUMBER:  01-10966 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
-----------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED         CASE NUMBER:  01-10966 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1      Summary of Bank and Investment Accounts

Attachment 2      Schedule of Receipts and Disbursements

Attachment 3      Bank and Investment Account Statements

Attachment 4      Income Statement

Attachment 5      Balance Sheet

Attachment 6      Summary of Due To/Due From Intercompany Accounts

Attachment 7      Accounts Receivable Aging

Attachment 8      Accounts Payable Detail

Attachment 9      Notes to March Monthly Operating Report

16-Apr-02                           Summary Of Bank And Investment Accounts             Attachment 1
11:21 AM                              Cruise America Travel, Incorporated
Summary                                       Case No: 01-10966 (EIK)                    UNAUDITED
Cruise America Travel, Inc.                  For Month Of March, 2002

                                      Balances
                            -----------------------------    Receipts &       Bank
                               Opening         Closing       Disbursements    Statements   Account
Account                     As Of 3/01/02   As Of 3/31/02    Included         Included     Reconciled
-------                     -------------   -------------    --------         --------     ----------
No Bank Or Investment            NA               NA              NA              NA           NA
Accounts

16-Apr-02                             Receipts & Disbursements               Attachment 2
11:21 AM                         Cruise America Travel, Incorporated
Summary                                Case No: 01-10966 (EIK)
Cruise America Travel, Inc.           For Month Of March, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

16-Apr-02                      Concentration & Investment Account Statements      Attachment 3
11:22 AM                            Cruise America Travel, Incorporated
Summary                                   Case No: 01-10966 (EIK)
Cruise America Travel, Inc.              For Month Of March, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 19-APR-02 08:27:35
INCOME STATEMENT - ATTACHMENT 4                         Page:   1
Current Period: MAR-02

currency USD
Company=29 (CAT - DQSC)

                                                                     PTD-Actual
                                                                     31-Mar-02
                                                                     -----------
Revenue
Gross Revenue                                                              0.00
Allowances                                                                 0.00
                                                                     -----------
Net Revenue                                                                0.00

Operating Expenses
Air                                                                    4,328.93
Hotel                                                                      0.00
Commissions                                                                0.00
Onboard Expenses                                                           0.00
Passenger Expenses                                                         0.00
Vessel Expenses                                                            0.00
Layup/Drydock Expense                                                      0.00
Vessel Insurance                                                           0.00
                                                                     -----------
Total Operating Expenses                                               4,328.93

                                                                     -----------
Gross Profit                                                          (4,328.93)

SG&A Expenses
Sales & Marketing                                                          0.00
Start-Up Costs                                                             0.00
                                                                     -----------
Total SG&A Expenses                                                        0.00

                                                                     -----------
EBITDA                                                                (4,328.93)

Depreciation                                                               0.00

                                                                     -----------
Operating Income                                                      (4,328.93)

Other Expense/(Income)
Interest Income                                                            0.00
Equity in Earnings for Sub                                                 0.00
Reorganization expenses                                                    0.00
                                                                     -----------
Total Other Expense/(Income)                                               0.00

                                                                     -----------
Net Pretax Income/(Loss)                                              (4,328.93)

Income Tax Expense                                                         0.00

                                                                     -----------
Net Income/(Loss)                                                     (4,328.93)
                                                                     ===========

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:19
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: MAR-2

currency USD
Company=29 (CAT - DQSC)

                                                  YTD-Actual         YTD-Actual
                                                  31-Mar-02          22-Oct-01
                                                  ----------         ----------
ASSETS

Cash and Equivalent                                       0.00              0.00

Restricted Cash                                           0.00              0.00

Accounts Receivable                                     296.34         19,582.06

Inventories                                               0.00              0.00

Prepaid Expenses                                    280,548.14        565,863.67

Other Current Assets                                      0.00              0.00

                                              -----------------------------------
Total Current Assets                                280,844.48        585,445.73


Fixed Assets                                              0.00              0.00

Accumulated Depreciation                                  0.00              0.00

                                              -----------------------------------
Net Fixed Assets                                          0.00              0.00


Net Goodwill                                              0.00              0.00

Intercompany Due To/From                          4,899,085.91      4,474,118.72

Net Deferred Financing Fees                               0.00              0.00

Net Investment in Subsidiaries                            0.00              0.00

                                              -----------------------------------
Total Other Assets                                4,899,085.91      4,474,118.72

                                              -----------------------------------
Total Assets                                      5,179,930.39      5,059,564.45
                                              ===================================

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:19
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: MAR-2

currency USD
Company=29 (CAT - DQSC)

                                                  YTD-Actual         YTD-Actual
                                                  31-Mar-02          22-Oct-01
                                                  ----------         ----------
LIABILITIES

Accounts Payable                                     (1,559.54)             0.00

Accrued Liabilities                                   8,787.59              0.00

Deposits                                                  0.00              0.00

                                              -----------------------------------
Total Current Liabilities                             7,228.05              0.00


Long Term Debt                                            0.00              0.00

Other Long Term Liabilities                       1,591,053.16      1,591,053.16

                                              -----------------------------------
Total Liabilities                                 1,598,281.21      1,591,053.16


OTHER

Liabilities Subject to Compromise                         0.00          5,731.15

                                              -----------------------------------
Total Other                                               0.00          5,731.15


OWNER'S EQUITY

Common Stock                                              0.00              0.00

Add'l Paid In Capital                                50,000.00         50,000.00

Current Net Income (Loss)                            (9,391.32)       591,526.60

Retained Earnings                                 3,541,040.50      2,821,253.54

                                              -----------------------------------
Total Owner's Equity                              3,581,649.18      3,462,780.14

                                              -----------------------------------
Total Liabilities & Equity                        5,179,930.39      5,059,564.45
                                              ===================================

Cruise America Travel, Incorporated                   Attachment 6                     01-10966 (JCA)
                                        Summary List of Due To/Due From Accounts
                                           For the Month Ended March 31, 2002


                                                           BEGINNING                                 ENDING
AFFILIATE NAME                            CASE ID #         BALANCE        DEBITS     CREDITS        BALANCE
American Classic Voyages Co.              01-10954         (103,377.71)          -           -     (103,377.71)
AMCV Cruise Operations, Inc.              01-10967       (4,057,564.48)          -    1,343.39   (4,058,907.87)
The Delta Queen Steamboat Co.             01-10970         (252,135.90)   4,631.02   24,580.96     (272,085.84)
Great AQ Steamboat, L.L.C.                01-10960        3,165,198.27           -           -    3,165,198.27
Great Pacific NW Cruise Line, L.L.C.      01-10977          674,733.24           -           -      674,733.24
Great River Cruise Line, L.L.C.           01-10963        1,419,142.24           -           -    1,419,142.24
Great Ocean Cruise Line, L.L.C.           01-10959        2,953,907.27           -           -    2,953,907.27
Cape Cod Light, L.L.C.                    01-10962            2,706.08           -           -        2,706.08
Cape May Light, L.L.C.                    01-10961        1,054,561.24           -           -    1,054,561.24
Oceanic Ship Co.                          N/A                 6,631.08           -           -        6,631.08
Ocean Development Co.                     01-10972           15,996.19           -           -       15,996.19
American Hawaii Properties Corporation    01-10976            1,126.92           -           -        1,126.92
Great Independence Ship Co.               01-10969           16,321.27           -           -       16,321.27
CAT II, Inc.                              01-10968           23,133.53           -           -       23,133.53
                                                       --------------------------------------------------------
                                                          4,920,379.24    4,631.02   25,924.35    4,899,085.91
                                                       ========================================================

CRUISE AMERICA TRAVEL, INC.                             CASE #:   01-10966 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING




DETAIL:                                     0-30 DAYS   31-60 DAYS   61-90 DAYS   91+ DAYS   TOTAL
Paymentech Credit Card Processor                                                                  -
American Express Credit Card Processor                                                            -
Discover Credit Card Processor                                                                    -
Diners Credit Card Processor                                                                      -
Travel Agents                                  296.34                                        296.34

                                            --------------------------------------------------------
Total                                          296.34            -            -          -   296.34
                                            ========================================================



                                                                   ATTACHMENT #7

                       Cruise America Travel, Incorporated
                                 01-10966 (EIK)




                             Accounts Payable Detail
                              As of March 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED         CASE NUMBER:  01-10966 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Amount primarily represents pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.